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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 6, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31447               74-0694415
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                   1111 LOUISIANA
                   HOUSTON, TEXAS                                77002
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-3187                 22-3865106
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                   1111 LOUISIANA
                   HOUSTON, TEXAS                                77002
     (Address of principal executive offices)                  (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-13265               76-0511406
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                   1111 LOUISIANA
                   HOUSTON, TEXAS                                77002
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

         A copy of the slide presentation that CenterPoint Energy, Inc. ("CenterPoint Energy") expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

         The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy, CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") or CenterPoint Energy Resources Corp. ("CERC") under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, CenterPoint Houston or CERC that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, CenterPoint Houston, CERC or any of their affiliates.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

            (c) Exhibits.

            99.1 CenterPoint Energy, Inc. slide presentation

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in the exhibit attached to this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "potential", "will", "intend", "expect" or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results.

         Changes in federal, state and local regulations affecting CenterPoint Energy's businesses, the inability of CenterPoint Energy, CenterPoint Houston or CERC to arrange future financings on acceptable terms, the timing and amount of recovery of the true-up components or the timing and outcome of any legal proceeding related to the true-up proceeding could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTERPOINT ENERGY, INC.

Date: June 6, 2005                               By: /s/ James S. Brian
                                                     ---------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTERPOINT ENERGY HOUSTON
                                                 ELECTRIC, LLC

Date: June 6, 2005                               By: /s/ James S. Brian
                                                     --------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTERPOINT ENERGY RESOURCES
                                                 CORP.

Date: June 6, 2005                               By: /s/ James S. Brian
                                                     ---------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Description
-------         -------------------------------------------
99.1            CenterPoint Energy, Inc. slide presentation